UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2025

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

(Registrant’s telephone number, including area code)

(281) 719-6000

                                                Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Huntsman Corporation	Common Stock, par value $0.01	HUN	New York Stock Exchange
Huntsman International LLC	NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 23, 2025, Huntsman International LLC entered into a Second Amendment (the “Second Amendment”) to the Credit Agreement, dated as of May 20, 2022, among Huntsman International, as borrower, the lenders party thereto and Citibank, N.A., as Administrative Agent (as amended, the “2022 Revolving Credit Agreement”).

The Second Amendment amends the financial covenant regarding the leverage ratio of Huntsman International and its subsidiaries to increase the maximum permitted ratio of Consolidated Net Debt to Consolidated EBITDA (as those terms are defined in the 2022 Revolving Credit Facility) through the quarter ending December 31, 2026, or earlier if elected by Huntsman International after demonstrating compliance with a certain ratio of Consolidated Net Debt to Consolidated EBITDA (such period, the “Covenant Relief Period”).

The Second Amendment also (i) reduces the general debt and liens baskets during the Covenant Relief Period and (ii) amends the restricted payments covenant to limit Huntsman International’s ability to make restricted payments for the purpose of providing Huntsman Corporation funds to redeem its equity interests during the Covenant Relief Period, subject to certain exceptions.

The foregoing does not constitute a complete summary of the terms of the Second Amendment. The description of the terms of the Second Amendment is qualified in its entirety by reference to such agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Second Amendment, dated as if May 23, 2025, by and among Huntsman International LLC, Citibank, N.A., as Administrative Agent, and the Lenders party thereto (filed herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2025	HUNTSMAN CORPORATION HUNTSMAN INTERNATIONAL LLC

	By:	/s/ Claire Mei
Claire Mei
Vice President and Treasurer